UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 26, 2006
(Date of earliest event reported)

First Security Group, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	000-549747	58-2461486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

817 Broad Street, Chattanooga, Tennessee	37402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (423) 266-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

A copy of First Security's press release summarizing its financial results for the fiscal year and fourth quarter of 2005 is attached as Exhibit 99.1. The publication date of the press release is January 26, 2005.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated January 26, 2006

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Security Group, Inc. (Registrant)
January 26, 2006 (Date)	/s/ WILLIAM L. LUSK JR. William L. Lusk Jr. Chief Financial Officer

Exhibit Index
99.1	Press release dated January 26, 2006